SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                          SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to
                            Section 14(a) of the
                       Securities Exchange Act of 1934



Filed by the Registrant [X]

Filed by a Party other than the Registrant []

Check the appropriate box:

[X] Preliminary Proxy Statement
[]  Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[]  Definitive Proxy Statement
[]  Definitive Additional Materials
[]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                   ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
                   ---------------------------------------
              (Name of Registrant as Specified in Its Charter)

  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:_______
     (2) Aggregate number of securities to which transaction applies:__________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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     (5) Total fee paid:________________

[]  Fee previously paid with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:____________________
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


                   ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
                    c/o Oppenheimer Asset Management Inc.
                         200 Park Avenue, 24th Floor
                          New York, New York  10166

                              November __, 2004

Dear Member:

     On behalf of the Board of Managers of Advantage Advisers Augusta Fund, L.L.C. (the "Fund"), it is my pleasure to invite you to attend a Special Meeting of Members of the Fund (the "Meeting"). The Meeting will be held at 11:00 a.m. (Eastern Standard time) on November __, 2004, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The formal notice of the Meeting is included with these materials.

     As you were previously informed, the Board of Managers terminated the Fund's investment advisory agreement with the Fund's former investment adviser, Augusta Management, L.L.C., effective as of August 31, 2004. At such time, Augusta Management, L.L.C. ceased to serve as the Fund's investment adviser, and employees of Ardsley Advisory Partners ("Ardsley"), the non-managing member of Augusta Management, L.L.C., ceased to manage the Fund's portfolio.

     In anticipation of such action, Oppenheimer Asset Management Inc. ("OAM") conducted a search for a replacement for Ardsley, and identified Eden Capital Management Partners, L.P. ("ECM") as a suitable and qualified advisory organization to supply personnel to manage the Fund's portfolio.

     The Board of Managers approved an interim investment advisory agreement between the Fund and Advantage Advisers Management, L.L.C. (the "Adviser") pursuant to which the Adviser, effective as of September 1, 2004, would act as the Fund's investment adviser for a period of 150 days (the "Interim Agreement"). In addition, ECM was admitted as a non-managing member of the Adviser, and employees of ECM began to manage the Fund's portfolio under the oversight of OAM, the managing member of the Adviser. The Board of Managers also approved an investment advisory agreement with the Adviser (the "New Agreement") that would become effective upon its approval by the Fund's Members and has the same terms as the Interim Agreement, except for the date of its effectiveness, its duration and provisions relating to renewals. Approval of the New Agreement by Members is required to permit the Adviser to continue to provide investment advice to the Fund following the expiration of the 150-day period provided for under the Interim Agreement.

     We  urge  you to review  the  enclosed  proxy  statement.   In  the  proxy
statement, you will  be  asked  to  vote  on  the  proposal  to approve the New
Agreement.

     As a result of the new investment advisory arrangements described above, the Fund's investment program has changed, as more fully described in the enclosed proxy statement. However, the Fund's investment objective remains unchanged and your interest in the Fund, your capital account and the fees and incentive allocation payable by the Fund, will not be affected as a result of the new arrangements.

     The Fund's Board of Managers voted unanimously to approve the New Agreement and recommends that you vote "FOR" approval of the New Agreement. Whether or not you intend to attend the Meeting, you can vote in one of two ways, by (i) signing and returning the enclosed proxy card in the enclosed prepaid envelope or (ii) faxing the proxy to Oppenheimer Asset Management Inc., c/o Customers First Inc. at 1-212-206-8206. Please see the questions and answers below for additional instructions on how to complete your proxy. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.

     The Board of Managers also has determined that each of the Managers should stand for election by Members. None of the Managers is an "interested person" of the Fund as defined by the Investment Company Act of 1940. Therefore, Members also will vote at the Meeting to elect the proposed nominees as members of the Board of Managers, to serve until their respective successors have been duly elected and qualified.

     To help you understand the matters upon which Members are being asked to vote, we have attached the following questions and answers regarding the proposals. They are designed to help answer questions you may have and to help you cast your votes, and are being provided as a supplement to, not as a substitute for, the proxy statement, which we urge you to review carefully.

     Please feel free to call John Lopinto, Vice President of Shareholder Services of the proxy solicitor, Customers First Inc., at 1-800-255-1069 if you have any questions regarding voting procedures.

     WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR VIEWS BE REPRESENTED. TO ENSURE THAT HAPPENS, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED OR BY FAX TO 1-212-206-8206. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.

     Thank you for your confidence and support.


                                                 Very truly yours,

                                                 ADVANTAGE ADVISERS
                                                 AUGUSTA FUND, L.L.C.


                                                 ------------------------------
                                                 Bryan McKigney
                                                 Principal Executive Officer

                            QUESTIONS AND ANSWERS
                            ---------------------

     At a Special Meeting of the Members ("Members") of Advantage Advisers Augusta Fund, L.L.C. (the "Fund") to be held on November __, 2004, Members will have the opportunity to vote on proposals relating to the Fund. We recommend that you carefully read the enclosed Proxy Statement, which describes the
proposals  in  detail.   The  following "Questions and Answers" are provided for
your convenience.

WHY IS THE FUND HOLDING A SPECIAL MEETING OF MEMBERS?

     The Board of Managers (the "Board") terminated the Fund's investment advisory agreement with the Fund's former investment adviser, Augusta Management, L.L.C. ("Augusta Management") effective as of August 31, 2004. At such time, Augusta Management ceased to serve as the Fund's investment adviser, and employees of Ardsley Advisory Partners ("Ardsley"), the non-managing member of Augusta Management ceased to manage the Fund's portfolio. In anticipation of such action, Oppenheimer Asset Management Inc. ("OAM") conducted a search for a replacement for Ardsley, and identified Eden Capital Management Partners, L.P. ("ECM") as a suitable and qualified advisory organization to supply personnel to manage the Fund's portfolio.

     Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), provides that the Board may approve an interim investment advisory agreement allowing an investment adviser to manage the Fund until a majority of Members approve a new investment advisory agreement. Under the rule, the interim agreement may have a term of not more than 150 days. Accordingly, the Board approved an interim investment advisory agreement between the Fund and Advantage Advisers Management, L.L.C. (the "Adviser") pursuant to which the Adviser, effective as of September 1, 2004, would act as the Fund's investment adviser for a period of 150 days (the "Interim Agreement"). In addition, ECM was admitted as a non-managing member of the Adviser, and employees of ECM began to manage the Fund's portfolio under the oversight of OAM. The Board also approved an investment advisory agreement with the Adviser (the "New Agreement") that would become effective upon its approval by Members and has the same terms as the Interim Agreement, except for the date of its effectiveness, its duration and provisions relating to the timing of renewals. Approval of the New Agreement by Members is required to permit the Adviser to continue to provide investment advice to the Fund following the expiration of the 150-day period provided for under the Interim Agreement.

     We urge you to review the enclosed proxy statement. In the proxy statement, you will be asked to vote on the proposal to approve the New Agreement.

     At the Special Meeting, Members also will vote on a proposal to elect four persons to serve as members of the Board of Managers (the "Managers"). This election will help assure continued compliance with 1940 Act provisions requiring that a majority of the Managers be elected by Members and allowing the appointment of a new Manager by the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members.

HOW WILL THE APPOINTMENT OF A NEW INVESTMENT ADVISER AFFECT ME AS A MEMBER OF THE FUND?

     As a result of the new investment advisory arrangements described above, the Fund's investment program has changed, as more fully described in the enclosed proxy statement. However, the Fund's investment objective remains unchanged and your interest in the Fund, your capital account and the fees and incentive allocation payable by the Fund will not be affected as a result of the new arrangements.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     After careful consideration, the Board has voted unanimously to approve the New Agreement, and recommends that you vote "FOR" approval of the New Agreement. In addition, the Board recommends that you vote "FOR" each of the persons nominated by the Board and listed on the enclosed proxy card.

HOW CAN I VOTE?

     Whether or not you attend the Meeting, you may vote by using one of the following options:

       o BY MAIL: Mark, sign and date the enclosed proxy card and return in the enclosed envelope;

       o   BY FAX:  Mark,  sign  and   date  the   enclosed proxy card  and fax
           both sides of the card to 1-212-206-8206. Do not mail the paper proxy card;

       o BY PHONE: Call 1-866-239-6561 to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card; or

       o BY INTERNET: Log on to https://www.proxyvotenow.com/AUG. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you on how to vote. Do not mail the paper proxy card.

     If you attend the Meeting, you may vote in person.

                   ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
                    c/o Oppenheimer Asset Management Inc.
                         200 Park Avenue, 24th Floor
                          New York, New York  10166

                    NOTICE OF SPECIAL MEETING OF MEMBERS
                       To be held on November __, 2004

To the Members:

     A Special Meeting (the "Meeting") of Members ("Members") of Advantage Advisers Augusta Fund, L.L.C. (the "Fund") will be held on November __, 2004, at 11:00 a.m. (Eastern Standard time) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

     The Meeting is called for the following purposes:

     1. To approve the Investment Advisory Agreement between the Fund and Advantage Advisers Management, L.L.C., as investment adviser (the "New Agreement);

     2. to elect four persons to serve as members of the Board of Managers of the Fund; and

     3. to transact such other business as may properly come before the Meeting.


     These items are discussed in greater detail in the accompanying Proxy Statement.

     You may vote at the Meeting if you were a Member of record of the Fund as of the close of business on September 30, 2004. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope or by fax to 1-212-206-8206. Additional procedures you may use to vote are described on the enclosed proxy card. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted "FOR" the approval of the New Agreement and "FOR" the persons nominated for election as Managers by the Board of Managers.

     The Fund will furnish, without charge, copies of the Fund's most recent annual report and semi-annual report to Members upon request. Please call 1-888-697-9661 to request copies of these reports.

     If you have any questions, please call your financial adviser or Oppenheimer Asset Management Inc. at 212-667-4225.

                                                 By Order of the
                                                 Board of Managers

                                                 Bryan McKigney
                                                 Principal Executive Officer

EACH MEMBER'S VOTE IS IMPORTANT. THE MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                   ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.
                    c/o Oppenheimer Asset Management Inc.
                         200 Park Avenue, 24th Floor
                          New York, New York  10166
                          Telephone:  212-667-4225

                         SPECIAL MEETING OF MEMBERS
                       To Be Held on November __, 2004

                        -------------------------------
                               PROXY STATEMENT
                        -------------------------------

     This Proxy Statement is being furnished to members ("Members") of Advantage Advisers Augusta Fund, L.L.C. (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on November __, 2004, beginning at 11:00 a.m. (Eastern Standard time). Your proxy may also be voted at any adjournment of the Meeting.

     In addition to soliciting proxies by mail, officers of Oppenheimer Asset Management Inc. ("OAM"), the managing member of Augusta Management, L.L.C., the Fund's investment advis5er (the "Adviser"), may solicit proxies by telephone, telegraph or in person, without special compensation. The Fund has retained Customers First Inc. to solicit proxies from Members. In connection with its services for soliciting proxies, Customers First Inc. is being paid a fee of $2,900 by the Fund, and is being reimbursed by the Fund for out-of-pocket expenses related to its services.

     The first purpose of the Meeting is to obtain approval by Members of an Investment Advisory Agreement between the Adviser and the Fund (the "New Agreement") under which the Adviser will continue to provide investment advice to the Fund ("Proposal 1").

     The second purpose of the Meeting is to elect four persons to serve as members of the Board ("Proposal 2" and, collectively with Proposal 1, the "Proposals"). Each of the nominees currently serves as a Manager and is a person who is not an "interested person" of the Fund, as defined by the Investment Company Act of 1940 (the "1940 Act").

     All properly-executed proxies received before the Meeting will be voted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted: (i) "FOR" Proposal 1; and (ii) "FOR" each Board nominee in Proposal 2. Members who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Fund at any time before they are voted. In addition, any Member who attends the Meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See "Voting Information."


     If a quorum is not present at the Meeting or if sufficient votes have not been obtained to approve either of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. See "Voting Information--Adjournments."

     The close of business on September 30, 2004, has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

     Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total value of the capital accounts of all Members was $65,880,471.

     This Proxy Statement is first being mailed to Members on or about November __, 2004.

     Copies of the Fund's most recent annual report and semi-annual report to Members are available upon request, without charge, by calling 1-888-697-9661.

     As of the Record Date, there were no Members owning of record or known by the Fund to own beneficially 5% or more of the outstanding Interests. None of the Managers holds any outstanding Interests. As of the Record Date, the Adviser and an affiliate (collectively, the "Adviser Affiliates") beneficially owned less than 1% of the outstanding Interests.









----------------------------------------

(1) An investment percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The investment percentage of each Member was most recently established on October 1, 2004, and was determined by dividing the balance of the Member's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members for each fiscal period equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

                              TABLE OF CONTENTS
                              -----------------

                                                                               Page
                                                                               ----
I.     Proposals for Member Approval............................................ 1

       Proposal 1 --To Approve the New Agreement................................ 1

       Proposal 2 --Election of Four Nominees to Serve as Managers of the Fund.. 6

II.    Voting Information...................................................... 13

III.   Other Matters and Additional Information................................ 14

I.   PROPOSALS FOR MEMBER APPROVAL.
     -----------------------------

                                 PROPOSAL 1

                        TO APPROVE THE NEW AGREEMENT

     INTRODUCTION.

     The Board terminated the Fund's investment advisory agreement with the Fund's former investment adviser, Augusta Management, L.L.C., effective as of August 31, 2004. At such time, Augusta Management, L.L.C. ceased to serve as the Fund's investment adviser, and employees of Ardsley Advisory Partners ("Ardsley"), the non-managing member of Augusta Management, L.L.C. ("Augusta Management"), ceased to manage the Fund's portfolio. In anticipation of such action, Oppenheimer Asset Management Inc. ("OAM") conducted a search for a replacement for Ardsley, and identified Eden Capital Management Partners, L.P. ("ECM") as a suitable and qualified advisory organization to supply personnel to manage the Fund's portfolio.

     The Board approved an interim investment advisory agreement (the "Interim Agreement") between the Fund and Advantage Advisers Management, L.L.C. (the "Adviser") pursuant to which the Adviser, effective as of September 1, 2004, would act as the Fund's investment adviser for a period of 150 days. In addition, ECM was admitted as a non-managing member of the Adviser, and employees of ECM began to manage the Fund's portfolio under the oversight of OAM, the managing member of the Adviser. The Board also approved an investment advisory agreement with the Adviser (the "New Agreement") that would become effective upon its approval by the Fund's Members and has the same terms as the Interim Agreement, except for the date of its effectiveness, its duration and provisions relating to renewals.

     The Adviser is a Delaware limited liability company of which OAM acts as the managing member. ECM is a non-managing member of the Adviser, and is responsible for supplying the Adviser with the personnel to manage the Fund's portfolio under the oversight of OAM, the managing member of the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has provided investment advice to the Fund since September 1, 2004.

     1940 ACT REQUIREMENTS.

     Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. However, Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), provides that if the previous investment advisory agreement has been terminated by the Fund's Board of Managers, they may approve an interim investment advisory agreement allowing an investment adviser to manage the Fund until a majority of Members approve a new investment advisory agreement. Under the rule, the interim investment advisory agreement may have a term of not more than 150 days.
Approval of the New Agreement by Members is required to permit the Adviser to continue to provide investment advice to the Fund following the expiration of the 150-day period provided for under the Interim Agreement. Accordingly, Members are asked to vote on Proposal 1, the approval of the New Agreement.

     If Proposal 1 is approved by Members, the New Agreement will remain in effect for an initial term ending on April 30, 2005. The New Agreement will continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Fund's Board of Managers or (b) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event, the continuance also is approved by a majority of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund (the "Independent Managers") by vote cast in person at a meeting called for the purpose of voting on such approval.

     At a meeting held on August 3, 2004, the Managers, including a majority of the Independent Managers, approved the New Agreement and directed that it be submitted to Members for approval at the Meeting. A copy of the proposed New Agreement is contained in Exhibit 1 to this proxy statement.

     THE ADVISER.

     The Adviser, previously known as CIBC Oppenheimer Advisers, L.L.C., was organized as a Delaware limited liability company in October 1997 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser and its affiliates serve as investment advisers or general partners of other registered and private investment companies. The Adviser is located at 200 Park Avenue, 24th Floor, New York, New York 10166. The Adviser manages the Fund's investments, subject to the supervision of the Board. Under the terms of the Limited Liability Company Agreement governing the Adviser (the "Adviser LLC Agreement"), ECM provides the use of its employees to the extent reasonably required by the Adviser in order for the Adviser to provide investment advisory services to the Fund, under the oversight of OAM, the managing member of the Adviser. OAM is located at 200 Park Avenue, 24th Floor, New York, New York 10166. ECM is located at 2727 Allen Parkway, Suite 1880,
Houston, TX 77019. OAM is an affiliate of Oppenheimer & Co. Inc. ("Oppenheimer"), and a wholly-owned subsidiary of Oppenheimer Holdings Inc. Oppenheimer is located at 125 Broad Street, New York, New York 10004.
Oppenheimer Holdings Inc. is located at 20 Eglinton Ave. W., Ste. 1110, PO Box 2015, Toronto, Ontario M4R 1K8, Canada.

     The Adviser does not have any directors or officers.

     INFORMATION CONCERNING ECM.

     ECM, organized as a Texas limited partnership in 1996, provides investment advisory services to institutions and individuals, and, as of September 30, 2004, had approximately $100 million of assets under management (excluding the Fund). ECM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The Fund's portfolio currently is, and, under the terms of the New Agreement (if approved), will be, managed by a team of investment professionals employed by ECM, including Adam J. Newar, on behalf of the Adviser under the oversight of OAM, the managing member of the Adviser. The Fund emphasizes investments in companies that the Adviser believes are undervalued by the market relative to their long-term prospects, the value of their assets, or competitive positioning, and in companies that the Adviser believes have the potential to develop above-average
earnings, sales or asset growth.   In  addition,  as  part  of  its  investment
program, the Fund may sell short the securities of companies that the Adviser believes are overvalued or have deteriorating fundamentals.

     The Adviser seeks to be opportunistic across a broad array of investment alternatives and seeks capital appreciation by employing a long/short equity strategy. It employs a disciplined, original research process to develop earnings models through which it seeks to identify investment ideas, and to target select companies facing strong fundamental change. The Adviser's approach is valuation-sensitive and generally focuses on a long-term investment horizon. The Fund's investment portfolio may include both long and short investment positions. Generally, the investment portfolio is expected to have a long bias, but from time to time may have a short bias or neutral bias.

     The Adviser generally expects to focus the Fund's investments in smaller- and mid-capitalization issues, but may invest the Fund's assets without regard to market capitalization or industry segment. Thus, the nature of the Fund's investments and the composition of its portfolio may vary significantly from time to time.

     The goal of the investment research and analysis conducted by the Adviser is to identify the attractive investments, as determined by their current market value relative to their intrinsic value. While investment ideas may be entertained from brokerage analysts, the Adviser relies on its own judgment in making investment decisions for the Fund. The intention of the Adviser is to follow no specific formulas regarding which investments to make other than application of appropriate analysis and judgment to the opportunities at hand. Although some investment funds attempt to formulate and adhere to specific rules, the Adviser believes that capital appreciation over the long term can best be pursued using a flexible approach to the investment environment.

     The Fund may take thematic positions in industries or companies the Adviser believes are undervalued or have the potential for long-term appreciation due to growth, restructuring or consolidation, or that the Adviser believes are overvalued and are opportunistic targets for short selling. The Fund does not have any predetermined criteria with respect to the allocation of its capital to any single investment theme or category.

     BOARD CONSIDERATION.

     When evaluating the New Agreement, the Independent Managers considered all information they deemed reasonably necessary to evaluate the terms of the New Agreement. Among other things, the Independent Managers reviewed materials furnished by the Adviser and ECM, including information regarding each of them, their affiliates and personnel, operations and financial condition. At both in-person and telephonic meetings, the Independent Managers discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

     At both in-person and telephonic meetings, the Independent Managers also discussed with representatives of ECM its investment approach, research process, personnel, financial condition, experience managing similar portfolios, the performance of those portfolios across market cycles, compliance procedures and awareness of regulatory requirements, among other matters.

     No single factor was considered in isolation, nor was any single factor considered to be determinative to the decision of the Independent Managers to approve the New Agreement. The principal areas of review by the Independent Managers were the nature and quality of the services to be provided by the Adviser, the reasonableness of the fees to be charged for those services, and whether the approval of the New Agreement would be in the best interests of the Fund and its Members.

     The Independent Managers' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser in respect of other funds, and the historical quality of the services provided by the Adviser to such funds. The Independent Managers further noted that the formula and rate under which the Adviser is to be compensated had not changed from that by which the Fund's former investment adviser, Augusta Management, was compensated, and that the terms of the New Agreement were substantially the same as the terms of the Fund's old investment advisory agreement.

     The Independent Managers considered the scope and quality of the research capabilities of the Adviser (which would be provided by employees of ECM) and other resources that would be dedicated to performing services for the Fund. The Independent Managers considered the Adviser's ability to coordinate the activities of the Fund's service providers with the Fund's compliance policies and procedures, as well as applicable laws and regulations. The Independent Managers also considered related reports by Fund management and the Fund's independent public accountants in periodic meetings with the Audit Committee of the Board. The Independent Managers also considered the business reputation of the Adviser and its financial resources and determined that they were sufficient such that the Adviser could perform its duties in a responsible manner, acting in the best interests of the Members.

     In reviewing the fees payable under the New Agreement, the Independent Managers compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. In evaluating the Fund's advisory fees, the Independent Managers also took into account the complexity and quality of the investment management services required by the Fund.

     The Independent Managers met in an executive session at the Board meeting held on August 3, 2004, during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the New Agreement. During the discussion, they considered the capability of the Adviser, including consideration of the qualifications and experience of ECM personnel who would provide services to the Adviser for its use, and concluded that the Adviser, through the ECM personnel, had experience and personnel sufficient to manage the Fund. They considered whether the investment approach described was consistent with the Fund's investment objective and concluded it was; whether the research process described would be sufficient to support the investment approach and concluded it was; and reviewing the ECM professionals' experience advising private funds with similar objectives, concluded it would be useful in their activities on behalf of the Fund. They also considered whether the personnel of ECM had sufficient resources to support its operations, including its compliance obligations under the federal securities laws, and concluded it did.

     After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Independent Managers concluded that approval of the New Agreement was in the best interests of the Fund and its investors.

     REQUIRED VOTE AND MANAGERS' RECOMMENDATION.

     Approval of the New Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) Members representing more than 50% in interest of the outstanding limited liability company interests of the Fund ("Interests") or (2) Members representing 67% or more in interest of the outstanding Interests present at the Meeting, if Members holding more than 50% in interest of the outstanding Interests are represented at the Meeting in person or by proxy. If the New Agreement is not approved, the Managers will take such further action as they may deem to be in the best interests of the Fund and its Members, including, without limitation, the liquidation of the Fund.

     The Managers, including all Independent Managers, recommend that Members vote "FOR" Proposal 1.

     ADDITIONAL INFORMATION.

     The Adviser manages the assets, liabilities and day-to-day business and affairs of the Fund and under the New Agreement will be entitled to receive a 20% incentive allocation of the net profits, if any, otherwise credited to a Member during each fiscal year, subject to a "high water mark." This incentive allocation is the same as under the old investment advisory agreement with Augusta Management, the Fund's former adviser, and under the Interim Agreement. Since September 1, 2004, the date on which the Adviser began providing investment advisory services to the Fund pursuant to the Interim Agreement, the Adviser has not earned any incentive allocation. Augusta Management earned an incentive allocation of $254,605 for the fiscal year ended December 31, 2003 under the terms of the old investment advisory agreement.

     Oppenheimer provides administration services to the Fund pursuant to a separate administration agreement. Under the administration agreement, Oppenheimer generally assists in all aspects of the Fund's operations, other than providing investment advice (subject to the oversight of the Managers), and receives a monthly fee (the "Oppenheimer Fee") that is computed at the annual rate of 1.0% of the value of the Fund's net assets. For the fiscal year ended December 31, 2003, Oppenheimer was paid $537,879 in such administration fees, and CIBC World Markets Corp. ("CIBC WM"), the entity that previously provided these services at the same rate as the Oppenheimer Fee, was paid $308,046. Oppenheimer currently retains ECM to provide certain administration services to the Fund pursuant to a sub- administration agreement, and pays ECM a fee for these services.

     Oppenheimer also acts as placement agent for the Fund pursuant to a placement agency agreement, but is not compensated by the Fund or the Adviser for its services as placement agent. In addition, from time to time the Fund may execute portfolio brokerage transactions through Oppenheimer or its affiliates, subject to compliance with the 1940 Act. During the fiscal year ended December 31, 2003, the Fund paid aggregate brokerage commissions of $3,185,397, of which $14,325, or 0.45%, was paid to Oppenheimer, and of which $47,550, or 1.49%, was paid to CIBC WM, the managing member of the Fund's former adviser.

     PFPC  Inc.,  located  at 400 Bellevue Parkway, Wilmington, Delaware 19809,
also  provides  administrative   services   to   the   Fund   pursuant   to  an
administrative, accounting and investor services agreement.

  THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW AGREEMENT

--------------------------------------------------------------------------------

                                 PROPOSAL 2

                     TO ELECT FOUR NOMINEES TO SERVE AS
                            MANAGERS OF THE FUND

     At the Meeting, Members will vote on a proposal to elect four persons nominated by the Board to serve as Managers. The nominees are: Sol Gittleman, Luis Rubio, Janet L. Schinderman, and Lawrence K. Becker, each of whom is an Independent Manager. Each of the Independent Managers, other than Mr. Becker, has served as a Manager since the Fund's inception (and as an Individual General Partner of the Fund's predecessor entity since its inception) and was last elected by Members at a Special Meeting of Members held on April 30, 2003. Mr. Becker was nominated and appointed to serve as a Manager by the Managers, including a majority of the Independent Managers, at a meeting held on October 29, 2003.

     The Board has determined to have each of the present Managers stand for election by Members at this time. This election will help assure continued compliance with 1940 Act provisions regarding the election of Managers. These provisions require that a majority of the Managers be elected by members and allow the appointment of a new Manager by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Managers have been elected by Members.

     The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the four nominees named above. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the Board.

     Information   regarding  the  nominees,   including   brief   biographical
information, is set forth below.


                                                                                              (5)
                                                                                           Number of
                                                                                         Portfolios in          (6)
                            (2)           (3)                                            Fund Complex          Other
                        Position(s)     Term of                                           Overseen by    Directorships Held
                           Held         Office/                (4)                         Manager or       by Manager or
         (1)             with the     Length of      Principal Occupation(s)              Nominee for       Nominee for
Name, Address and Age      Fund       Time Served      During Past 5 Years                  Manager            Manager
----------------------  ------------  -----------    ------------------------            --------------  ------------------

Lawrence K. Becker      Manager       Indefinite/    Mr. Becker is a private investor          11        See column (4)
c/o Oppenheimer Asset                 10/29/03-      in real estate management
Management Inc.                       Present        concerns. From February 2000
200 Park Avenue,                                     through June 2003, he was
24th Floor New York,                                 Vice President -
NY 10166 Age 48                                      Controller/Treasurer for
                                                     National Financial Partners
                                                     (specialist in financial services
                                                     distribution). Prior to that time,
                                                     Mr. Becker was a Managing
                                                     Director - Controller/Treasurer
                                                     of Oppenheimer Capital (which
                                                     is not affiliated with OAM) and
                                                     its Quest for Value Funds. Mr.
                                                     Becker is a licensed certified
                                                     public accountant. Mr. Becker
                                                     serves as the treasurer of
                                                     The France Growth Fund, Inc. Mr.
                                                     Becker also is a member of the
                                                     Board of Managers of
                                                     Advantage Advisers Sawgrass
                                                     Fund, L.L.C. ("Sawgrass"),
                                                     Advantage Advisers Stratigos
                                                     Fund, L.L.C. ("Stratigos"),
                                                     Advantage Advisers Troon
                                                     Fund, L.L.C. ("Troon"),
                                                     Advantage Advisers Whistler
                                                     Fund, L.L.C. ("Whistler"),
                                                     Advantage Advisers Wynstone
                                                     Fund, L.L.C. ("Wynstone"),
                                                     Advantage Advisers Xanthus
                                                     Fund, L.L.C. ("Xanthus") and
                                                     Advantage Advisers Xanthus II
                                                     Fund, L.L.C. ("Xanthus II"),
                                                     investment companies for each
                                                     of which the Adviser or an
                                                     affiliate serves as investment
                                                     adviser.  Mr. Becker is also a
                                                     Trustee of Advantage Advisers
                                                     Multi-Sector Fund I
                                                     ("AAMSFI") and a Director of
                                                     The Asia Tigers Fund, Inc.
                                                     ("Asia Fund") and The India
                                                     Fund, Inc. ("India Fund"),
                                                     investment companies for
                                                     which affiliates of the Adviser
                                                     serve as investment adviser.


                                                                                              (5)
                                                                                           Number of
                                                                                         Portfolios in          (6)
                            (2)           (3)                                            Fund Complex          Other
                        Position(s)     Term of                                           Overseen by    Directorships Held
                           Held         Office/                (4)                         Manager or       by Manager or
         (1)             with the     Length of      Principal Occupation(s)              Nominee for       Nominee for
Name, Address and Age      Fund       Time Served      During Past 5 Years                  Manager            Manager
----------------------  ------------  -----------    ------------------------            --------------  ------------------

Sol Gittleman           Manager       Indefinite/    Mr. Gittleman is currently the             4        See column (4)
c/o Oppenheimer Asset                 7/96 -         Alice and Nathan Gantcher
Management Inc.                       Present*       University Professor at Tufts
200 Park Avenue,                                     University, having previously
24th Floor New York,                                 served as Senior Vice President
NY 10166 Age: 70                                     and Provost of Tufts University
                                                     (1981 to 2001). He is a
                                                     Director of Advantage Advisers
                                                     Technology Partners, L.L.C.
                                                     ("Technology Fund"), as well
                                                     as a member of the Board of
                                                     Managers of Sawgrass and
                                                     Troon.  Mr. Gittleman is also a
                                                     Trustee of AAMSFI.


Luis Rubio               Manager       Indefinite/   Dr. Rubio is President of                 11        See column (4)
c/o Oppenheimer Asset                  7/96 -        Centro de Investigation Para el
Management Inc.                        Present*      Desarrollo, A.C. (Center of
200 Park Avenue,                                     of Research Development) (2000
24th Floor New York,                                 to present) and a director of
NY 10166 Age 48                                      the same organization (1984 to
                                                     2000), an Adjunct Fellow of the
                                                     Center for Strategic and
                                                     International Studies (1993 to
                                                     present). He was a Member of
                                                     the Advisory Board of the
                                                     National Council of Science
                                                     and Technology of Mexico
                                                     (1994 to 2002) and was a
                                                     Director of the Human Rights
                                                     Commission of Mexico City
                                                     (1994 to 2002). He is a
                                                     Director of India Fund and Asia
                                                     Fund. He is also a Director of
                                                     certain other offshore private
                                                     investment funds and of the
                                                     Technology Fund, for which
                                                     the Adviser or its affiliates
                                                     serve as investment adviser.
                                                     He is also a member of the
                                                     Board of Managers of
                                                     Sawgrass, Stratigos, Troon,
                                                     Whistler, Wynstone, Xanthus
                                                     and Xanthus II and a Trustee of
                                                     AAMSF1.


                                                                                              (5)
                                                                                           Number of
                                                                                         Portfolios in          (6)
                            (2)           (3)                                            Fund Complex          Other
                        Position(s)     Term of                                           Overseen by    Directorships Held
                           Held         Office/                (4)                         Manager or       by Manager or
         (1)             with the     Length of      Principal Occupation(s)              Nominee for       Nominee for
Name, Address and Age      Fund       Time Served      During Past 5 Years                  Manager            Manager
----------------------  ------------  -----------    ------------------------            --------------  ------------------



Janet L. Schinderman    Manager       Indefinite/   Ms. Schinderman has been                     9       See column (4)
c/o Oppenheimer Asset                 7/96 -        Associate Dean for Special
Management Inc.                       Present*      Projects and Secretary to
200 Park Avenue,                                    the Board of Overseers at
24th Floor New York,                                Columbia Business School of
NY 10166 Age 53                                     Columbia University since
                                                    1990 and was Executive
                                                    Assistant to the President of
                                                    Illinois Institute of Technology
                                                    (1987 to 1990). Ms.
                                                    Schinderman is also a member
                                                    of the Board of Managers of
                                                    Sawgrass, Stratigos, Troon,
                                                    Whistler, Wynstone, Xanthus
                                                    and Xanthus II and a Trustee of
                                                    AAMSF1.

----------------------------------
* Includes status as Individual General Partner of the Fund's predecessor entity from 7/96-5/03.

     Effective as of September 10, 2004, Marshall Dornfeld resigned as Principal Executive Officer of the Fund. Bryan McKigney was appointed by the Managers as the Principal Executive Officer of the Fund, effective as of that date. Lenard Brafman was appointed by the Managers as the Treasurer and Principal Accounting Officer of the Fund on May 12, 2004. Barbara Pires was appointed by the Managers as the Chief Compliance Officer of the Fund on September 23, 2004. Other than Messrs. McKigney and Brafman and Ms. Pires, the Fund does not have any officers.

     BOARD MEETINGS AND COMMITTEES.

     The only standing committees of the Board are the Audit Committee and the Nominating Committee. The Board has adopted written charters for the Audit Committee and the Nominating Committee, copies of which are attached to this Proxy Statement as Exhibits 2 and 3, respectively.

     The Audit Committee's primary responsibilities are:

       o to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers to the Fund;

       o to oversee the integrity of the Fund's financial statements and the independent audit thereof;

       o to oversee the Fund's compliance with certain legal and regulatory requirements; and

       o  to oversee the Fund's internal audit function.

     The most recent fiscal year of the Fund ended on December 31, 2003. During that fiscal year, the Board held four regular meetings and seven special meetings and the Audit Committee held two meetings.

     During the fiscal year ended December 31, 2003, each Manager then serving attended at least 75% of the total number of meetings of the Board and, if a member of the Audit Committee or the Nominated Committee, meetings of the committees of which a member, held during the fiscal year (or during the Manager's period of service if not a Manager for the full fiscal year). All of the nominees referred to in Proposal 2 are currently Managers, and all of the Managers are Independent Managers.

     The function of the Audit Committee, pursuant to its adopted written charter, most recently revised and approved by the Board on February 26, 2004, is to: (a) review the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) review the integrity of the Fund's financial statements and the independent audit thereof; (c) review the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determine the qualification and independence of the Fund's independent auditors, Ernst & Young LLP ("E&Y"); and
(f) review the Fund's internal audit function. Each Audit Committee member is not an "interested person" within the meaning of the Investment Company Act of 1940, as amended.

     The Audit Committee, in discharging its duties, has met with and held discussions with Fund management and E&Y. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with Fund management. E&Y has represented that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). E&Y provided to the Audit Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with representatives of E&Y their firm's independence with respect to the Fund.

     Fund investors are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are, in fact, "independent."

     Based on the Audit Committee's review and discussions with management and E&Y, the representations of management and the report of E&Y to the Audit Committee, the Audit Committee has recommended that the Board include the audited financial statements for the fiscal year ended December 31, 2003 in the Fund's Annual Report.

     The members of the Audit Committee are: Lawrence K. Becker, Sol Gittleman, Luis Rubio and Janet L. Schinderman, constituting all of the Independent Managers. Mr. Becker has been designated as an Audit Committee Financial Expert.

     The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Independent Managers, is currently comprised of Messrs. Becker, Gittleman and Rubio and Ms. Schinderman, constituting all of the Independent Managers. The Nominating Committee was established effective as of January 9, 2003, pursuant to the unanimous written consent of the Board. There was one meeting of the Nominating Committee held during the fiscal year ended December 31, 2003, held on October 29, 2003, for the purpose of considering the nomination of Mr. Becker.

     In reviewing a potential nominee and in evaluating the re-nomination of current Independent Managers, the Nominating Committee considers relevant factors, including, but not limited to: (i) whether the nominee is an "interested person," as defined under the 1940 Act, of the Fund; (ii) whether the nominee has any relationships with the Fund, the Adviser or its service providers that might impair the person's independence; (iii) whether the nominee can devote the time necessary to properly fulfill his or her responsibilities; (iv) what contribution the nominee can make to the Board and the Fund, considering the nominee's experience, education and other facts deemed relevant by the Nominating Committee; and (v) the nominee's character and integrity. The Nominating Committee will consider nominees recommended by Members in written requests addressed to the attention of the Nominating Committee in care of the Fund and which include biographical data regarding the proposed nominee and set forth the qualifications of the proposed nominee. Nominees recommended by Members will be evaluated based on the previously identified criteria.

     MANAGER COMPENSATION.

     The following table sets forth certain information regarding the compensation received by the Independent Managers for the fiscal year ended December 31, 2003 from the Fund and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. No compensation is paid by the Fund to Managers who are "interested persons," as defined by the 1940 Act, of the Fund.

                             COMPENSATION TABLE


                                                        (3)                                            (5)
                                 (2)                  Pension or                (4)            Total Compensation
         (1)                  Aggregate          Retirement Benefits     Estimated Annual      from Fund and Fund
   Name of Person,       Compensation from       Accrued as Part of        Benefits Upon          Complex Paid to
      Position                  Fund               Fund Expenses             Retirement              Managers
---------------------    -------------------    ---------------------    -----------------     --------------------

Lawrence K. Becker,           $1,950.00                  0                        0                  $27,750.00
Manager

Sol Gittleman,                $8,200.00                  0                        0                  $43,000.00
Manager

Luis Rubio,                   $9,000.00                  0                        0                  $89,000.00
Manager

Janet L. Schinderman,         $8,900.00                  0                        0                  $71,800.00
Manager

     Currently, the Independent Managers are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Fund, and are reimbursed by the Fund for their reasonable out- of-pocket expenses. In addition, each of the Independent Managers, as an Audit Committee member, is paid a per meeting fee of $100 for any Audit Committee Meeting not held contemporaneously with a general meeting of the Board. The Managers do not receive any pension or retirement benefits from the Fund. The Board does not have a compensation committee.

     NOMINEE EQUITY OWNERSHIP.

     The following table sets forth, as of December 31, 2003, with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the nominee within the same family of investment companies as the Fund.

                                                                               (3)
                                     (2)                         Aggregate Dollar Range of Equity
                               Dollar Range of                Securities of All Funds Overseen or to
      (1)                     Equity Securities                be Overseen by Nominee in Family Name
Name of Nominee                 of the Fund of                         Investment Companies
---------------                 --------------                         --------------------

Lawrence K. Becker                   None                                       None
Sol Gittleman                        None                                       None
Luis Rubio                           None                                       None
Janet L. Schinderman                 None                                       None


     As of December 31, 2003, none of the Independent Managers, nor the immediate family members of the Independent Managers, beneficially owned or owned of record securities in the Adviser or OAM or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or OAM.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section 16(a) of the Securities Exchange Act of 1934 Act (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser, and directors and officers of the Fund ("Reporting Persons") to file with the SEC reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended December 31, 2003, has complied with applicable filing requirements, except that reports filed by OAM and CIBC World Markets Corp., the former parent of the Fund's former adviser, were not timely filed.

     INDEPENDENT PUBLIC ACCOUNTANTS.

     Ernst & Young LLP ("E&Y") was selected by the Audit Committee and unanimously ratified by the Board, including each of the Independent Managers, at a meeting held on February 27, 2004, to serve as the independent accountants for the Fund for the fiscal year ending December 31, 2004, and has served in such capacity since the Fund's inception. Although a representative of E&Y can attend and make a statement at the Meeting if E&Y wishes, no representative is expected to be at the Meeting. However, a representative of E&Y will be available by telephone to respond to appropriate questions during the Meeting.

     AUDIT FEES.

     For the fiscal years ended December 31, 2002 and December 31, 2003, respectively, the aggregate fees billed by E&Y for professional services rendered for the audit of the Fund's annual financial statements were $90,000 and $97,000.

     AUDIT-RELATED FEES.

     For the fiscal years ended December 31, 2002 and December 31, 2003, respectively, there were no fees billed by E&Y for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements.

     To the extent required by applicable law, the Audit Committee pre-approves: (i) all audit and non-audit services that the independent auditors provide to the Fund, and (ii) all non-audit services that the independent auditors provide to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

     TAX FEES.

     For the fiscal years ended December 31, 2002 and December 31, 2003, respectively, the aggregate fees billed by E&Y for tax return preparation and other tax-related services provided to the Fund were $45,000 and $45,000.

     ALL OTHER FEES.

     For the fiscal years ended December 31, 2002 and December 31, 2003, respectively, there were no fees billed by E&Y for services provided to the Fund other than those described above.

     AGGREGATE NON-AUDIT FEES.

     For the fiscal years ended December 31, 2002 and December 31, 2003, respectively, the aggregate non-audit fees billed by E&Y for services provided to the Fund and OAM and entities controlling, controlled by or under common control with OAM were $60,250 and $183,500.

     In connection with selecting E&Y to serve as the independent public accountants for the Fund, the Audit Committee considered whether the provision of other services to OAM or entities controlling, controlled by or under common control with OAM that were not pre-approved by the Audit Committee was compatible with maintaining E&Y's independence and concluded that it was compatible.

                     THE BOARD OF MANAGERS RECOMMENDS A
                       VOTE "FOR" EACH OF THE NOMINEES

II.  VOTING INFORMATION.
     ------------------

     REVOCATION OF PROXIES AND ABSTENTIONS.

     A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of revocation by a toll-free telephone call at 1-866-239-6561.

     If a proxy (i) is properly executed and returned accompanied by instructions to withhold authority to vote, (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) or (iii) is marked with an abstention (collectively, "abstentions"), the Interests represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on any matter as to which the abstention applies. For this reason, abstentions will have the effect of an "AGAINST" vote for purposes of obtaining the requisite approval of Proposal No. 1, and will have no effect for purposes of obtaining the requisite approval of Proposal No. 2.

     QUORUM REQUIREMENTS.

     A quorum of Members is necessary to hold the valid Meeting. If Members holding Interests representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

     ADJOURNMENTS.

     If a quorum is not present at the Meeting, the Adviser may seek one or more adjournments of the Meeting to permit further solicitation of proxies. If a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to propose an adjournment in such event, the following factors may be considered: the nature of the Proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Members with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the Interests that are represented at the Meeting in person or by proxy. If a quorum is present and an adjournment proposed, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" Proposal 1 in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" Proposal 1 against such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III. OTHER MATTERS AND ADDITIONAL INFORMATION.
     ----------------------------------------

     OTHER BUSINESS AT THE MEETING.

     The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.


     FUTURE MEMBER PROPOSALS.

     Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for a meeting of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit such proposal to the Fund at c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166.

     COMMUNICATION WITH THE BOARD.

     The Board, including all of the Independent Managers, has adopted a policy that any communications by Members intended for the Board should be sent to the Fund at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Board member) or disclose it to the Board (or Board member) at its next regular meeting.

     APPRAISAL RIGHTS.

     As a Member, you will not have appraisal rights in connection with the Proposals.

     RESULTS OF VOTING.

     Members will be informed of the voting results of the Meeting in the Fund's next semi-annual report, which will be sent to Members on or before March 1, 2005.

     EXPENSES.

     The Fund will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures. In connection with its services for soliciting proxies, Customers First Inc. is being paid a fee of $2,900 by the Fund and is being reimbursed by the Fund for out-of-pocket expenses related to its services.

MEMBERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY FAX TO 1-212-206-8206. ADDITIONAL PROCEDURES YOU MAY USE TO VOTE ARE DESCRIBED ON THE ENCLOSED PROXY CARD.

                                    By Order of the Board of Managers


                                    ---------------------------------
                                    Bryan McKigney
                                    Principal Executive Officer

                                                       Dated:  November __, 2004

                                  EXHIBIT 1

                        INVESTMENT ADVISORY AGREEMENT


     THIS INVESTMENT ADVISORY AGREEMENT is made the ___ day of _________, 200_, by and between Advantage Advisers Augusta Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Advantage Advisers Management, L.L.C., a Delaware limited liability company (the "Adviser").

     WHEREAS, the Fund intends to engage in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

     WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

     WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions:

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter contained, the Fund and the Adviser agree as follows:

     1. The Fund hereby retains the Adviser to act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board"), to manage the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Confidential Memorandum of the Fund and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

     2. Without limiting the generality of paragraph 1 hereof, the Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers

9693351.1
                                 Exhibit 1 - 1
appropriate  and  that  are  consistent  with  the  policies  of the Fund; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws. The Adviser may, subject to such procedures as may be adopted by the Board, use affiliates of the Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

     3. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Fund under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser or made available to the Adviser by its members.

     4. The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

     5. The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement.

     6. The Fund assumes and shall pay or cause to be paid all expenses of the Fund not expressly assumed by the Adviser under this Agreement, including without limitation: all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds; all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws; attorneys' fees and disbursements associated with updating the Fund's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Fund in connection with offerings of interests of the Fund; the costs and expenses of holding meetings of the Board and any meetings of members of the Fund (the "Members"); fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund or the Board; the administrative services fee paid to Oppenheimer & Co. Inc. pursuant to the Administrative Services Agreement and the fees of custodians and persons providing administrative services to the Fund; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; all expenses of computing the Fund's net asset value, including

9693351.1
                                Exhibit 1 - 2
any equipment or services obtained for these purposes; and all charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund.

     7. As full compensation for the services provided to the Fund and the expenses assumed by the Adviser under this Agreement, the Adviser shall be entitled to be the Special Advisory Member of the Fund pursuant to the terms of the Limited Liability Company Agreement of the Fund (the "L.L.C. Agreement"). As the Special Advisory Member, the Adviser shall be entitled to receive an incentive allocation, as defined in Article I of the L.L.C. Agreement, in accordance with the terms and conditions of Section 5.8 of the L.L.C. Agreement. The pertinent provisions of the L.L.C. Agreement relating to the incentive allocation are contained in Appendix A of this Agreement.

     8. The Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Adviser, its members, their respective directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Adviser or any of the Affiliates.

     9. (a) The Fund shall indemnify the Adviser, its members, their respective directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following:
(i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the members of the Board (the "Managers") who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

     (b) Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified


9693351.1
                                 Exhibit 1 - 3

Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

     10. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

     11. This Agreement shall remain in effect for an initial term expiring April 30, 2005, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the Managers who are not parties to this Agreement or "interested persons" (as defined by the 1940
Act) of any such party (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder). The Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

     12. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

     13. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of
Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by such vote of Members of the Fund as is required by the 1940 Act and the rules thereunder.

     14. This Agreement shall be construed in accordance with the laws of the state of New York and the applicable provisions of the 1940 Act. To the

9693351.1
                               Exhibit 1 - 4
extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     15. The Fund represents that this Agreement has been duly approved by the Board, including a majority of the Independent Managers, and by a majority of Members of the Fund, in accordance with the requirements of the 1940 Act and the rules thereunder.

     16. The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

       {The remainder of this page has been intentionally left blank}






9693351.1
                              Exhibit 1 - 5

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

                                        ADVANTAGE ADVISERS
                                        AUGUSTA FUND, L.L.C.

                                        By:
                                               --------------------------------
                                               Name:
                                               Title:

                                        ADVANTAGE ADVISERS MANAGEMENT, L.L.C.

                                        Oppenheimer Asset Management Inc.,
                                        its Managing Member

                                        By:
                                               --------------------------------
                                               Name:
                                               Title:






9693351.1
                                 Exhibit 1 - 6

                                 APPENDIX A

Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the L.L.C. Agreement.

                                  ARTICLE I

                                 DEFINITIONS

Incentive Allocation                  With respect to each Member, 20%  of  the
                                      amount,  determined  as  of the close  of
                                      each  Allocation  Period  with respect to
                                      such  Member,  by  which  such   Member's
                                      Positive  Allocation  Change   for   such
                                      Allocation  Period,  if  any, exceeds any
                                      positive  balance  in  such Member's Loss
                                      Recovery Account as  of the most   recent
                                      prior date as of which any adjustment has been made thereto.

                                  ARTICLE V

                                   CAPITAL

      5.8   INCENTIVE ALLOCATION.

            (a) So long as the Adviser serves as the Special Advisory Member of the Company, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members who are directors, officers or employees of Oppenheimer & Co. Inc. or its Affiliates, or with respect to which such directors, officers or employees are the sole beneficial owners, as have been designated in any written notice delivered by the Adviser to the Board of Managers within 90 days after the close of such Allocation Period.

            (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Company for the year in which allocations to the Special Advisory Account are made, the Company shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Company any excess amount of Incentive Allocation determined to be owed to the Company.

9577293.1
                                 Exhibit 1 - 7

                                  EXHIBIT 2

                           AUDIT COMMITTEE CHARTER

                              February 26, 2004

     This charter sets forth the purpose, authority and responsibilities of the Audit Committee of the Board of Managers/Board of Directors/Board of Trustees (each, a "Board") of each investment company set forth on Exhibit A (each, a "Fund" and collectively, the "Funds").

PURPOSES

     The Audit Committee of the Board (the "Committee") has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices;
(b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent auditors; and (f) the Fund's internal audit function.

     The function of the Committee is oversight; it is the responsibility of the Fund's investment adviser (the "Adviser") to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

AUTHORITY

     The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund and approve the fees payable to such advisors and any other terms of their retention. The Committee has the authority and responsibility to retain and terminate the Fund's independent auditors. In connection therewith, the Committee must evaluate the independence of the Fund's independent auditors and receive the auditors' specific representations as to their independence.

COMPOSITION AND TERM OF COMMITTEE MEMBERS

     The Committee shall be comprised of the Managers/Directors/Trustees who are "Independent," which term shall mean each Manager/Director/Trustee (i) who is not an "interested person," as defined in the Investment Company Act of 1940, as amended, of the Fund; and (ii) who has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving as a Manager/Director/Trustee or member of the Committee or any other committee of the Board). The members of the Committee shall designate one member to serve as Chairman of the Committee.

     For those Funds listed on the New York Stock Exchange ("NYSE"), no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member effectively to serve on the Committee.

9577293.1
                              Exhibit 2 -- 1

     For those Funds listed on the NYSE, each member of the Committee shall be "Independent," as defined in the NYSE Listed Company Manual ss.303.01, and shall be free of any relationship that, in the judgment of the Board, may interfere with the exercise of his or her independent judgment.

     Each member of the Committee shall serve until a successor is appointed.

     The Board shall determine whether: the Committee has at least one member who is an "audit committee financial expert" ("ACFE"), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board. In addition, with respect to those Funds listed on the NYSE, each member of the Committee must be financially literate and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualifications in its business judgment under the NYSE listing requirements.

MEETINGS

     The Committee shall meet on a regular basis, no less frequently than semi-annually, and is empowered to hold special meetings as circumstances require. Periodically, the Committee shall meet to discuss with management the Fund's annual audited financial statements and semi-annual financial statements. Periodically, the Committee should meet separately with management, the Fund's administrator and independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Adviser or the Fund's legal counsel (or counsel to the Independent Board members) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

     Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. At any meeting of the Committee, one member of the Committee shall constitute a quorum for the purpose of taking any action.

DUTIES AND POWERS AND OF THE COMMITTEE

     The duties and powers of the Committee include, but are not limited to, the following:

o bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Fund's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and the independent auditors must report directly to the Committee;

9577293.1
                               Exhibit 2 -- 2

o set the compensation of the independent auditors, such amount to be paid by the Fund;

o evaluate the independence of the Fund's independent auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and receive the auditors' specific representations as to their independence;

o to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Fund's independent auditors provide to the Fund, and (ii) all non-audit services that the Fund's independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

o meet with the Fund's independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of the audit(s); (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Managers and the members of the Fund;

o review reports prepared by the Fund's independent auditors detailing the fees paid to the Fund's independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of,documents filed with the Securities and Exchange Commission ("SEC")); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards);
     (iii) tax services (services performed by a professional staff in the accounting firm's tax division, except those services related to the audit, including tax compliance, tax planning and tax advice) and (iv) other services (includes financial information systems implementation and design).

o ensure that the Fund's independent auditors prepare and deliver annually to the Committee a written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Fund, including each non-audit service provided to the Fund and the matters set forth in Independence Standards Board No. 1;

9577293.1
                             Exhibit 2 -- 3

o receive and review a written report (or update, with respect to a semi-annual filing), as of a date 90 days or less prior to the filing of the Fund's annual (or semi-annual) report with the SEC, to the Committee from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the Fund; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee;

o oversee the Fund's internal controls and annual and semi-annual financial reporting process, including results of the annual audit. Oversee internal accounting controls relating to the activities of the Fund's custodian and administrator and the Adviser through the periodic review of reports, discussions with appropriate officers and consideration of reviews provided by internal audit staff;

o meet with the Fund's internal auditors (or other personnel responsible for the internal audit function) following an internal audit of the Fund to discuss significant risks and exposures, if any, to the Fund's risk management processes and system of internal controls, and the steps taken to monitor and minimize such risks;

o review of any issues brought to the Committee's attention by independent auditors or the Fund's management, including those relating to any deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, any material weaknesses in internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls;

o review and evaluate the qualifications, performance and independence of the lead partner of the Fund's independent auditors;

o require the Fund's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Fund to provide any services other than audit, review or attest services;

o resolve any disagreements between the Fund's management and independent auditors concerning the Fund's financial reporting;

o to the extent there are Managers/Trustees/Directors who are not members of the Committee, report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

o    review   the  Committee's charter at least  annually  and  recommend   for
     adoption by the Board any material changes that the Committee believes to be necessary or appropriate; and

9577293.1
                                  Exhibit 2 -- 4

o    review policies with respect to risk assessment and risk management;

o    review  hiring policies for employees   or former employees of the  Fund's
     independent accountants;

o establish and maintain the procedures set forth in Exhibit B regarding:(i) the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Funds, the Adviser, any sub-adviser, administrator, principal underwriter or provider of accounting-related services of concerns regarding questionable accounting or auditing matters.

o review such other matters as may be appropriately delegated to the Committee by the Board.

ANNUAL PERFORMANCE EVALUATION

     The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including reviewing the compliance of the Committee with this charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this charter and recommend to the Board any improvements to this charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.







9577293.1
                               Exhibit 2 -- 5

                    EXHIBIT A TO AUDIT COMMITTEE CHARTER

1.    ADVANTAGE ADVISERS SAWGRASS FUND, L.L.C.

2.    ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

3.    ADVANTAGE ADVISERS STRATIGOS FUND, L.L.C.

4.    ADVANTAGE ADVISERS TROON FUND, L.L.C.

5.    ADVANTAGE ADVISERS WHISTLER FUND, L.L.C.

6.    ADVANTAGE ADVISERS WYNSTONE FUND, L.L.C.

7     ADVANTAGE ADVISERS XANTHUS FUND, L.L.C.

8.    ADVANTAGE ADVISERS XANTHUS II, L.L.C.

9.    ADVANTAGE ADVISERS MULTI-SECTOR FUND I

10.   THE INDIA FUND, INC.

11.   THE ASIA TIGERS FUND, INC.





9577293.1
                              Exhibit 2 -- A

                    EXHIBIT B TO AUDIT COMMITTEE CHARTER

                          WHISTLEBLOWER PROCEDURES

A.    Responsibilities  of  Audit Committee of the Fund (the "Audit Committee")
      -------------------------------------------------------------------------
      With Respect to Specified Complaints
      ------------------------------------

      1. The Audit Committee shall receive, retain, investigate and act on complaints and concerns of Covered Persons(2) ("Reports") regarding:

            (a) questionable accounting, internal accounting controls and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of the Fund's accounting policies (each an "Accounting Allegation");

            (b) compliance with legal and regulatory requirements ("Legal Allegation"); and

            (c) retaliation against Covered Persons who make Accounting Allegations or Legal Allegations ("Retaliatory Act").

      (2) In the discretion of the Audit Committee, responsibilities of the Audit Committee created by these procedures may be delegated to the Chairman of the Audit Committee.

B.    Procedures for Receiving Reports
      --------------------------------

      1. Any Report that is made directly to management, whether openly, confidentially or anonymously, shall be promptly reported to the Audit Committee.

      2. Each Report forwarded to the Audit Committee by management and each Report that is made directly to the Audit Committee, whether openly, confidentially or anonymously, shall be reviewed by the Audit Committee, who may, in their discretion, consult with any member of management who is not the


-----------------------------------
(2) For purposes of these Procedures, "Covered Person" means any "Fund Covered Person" or "Vendor Covered Person"; "Fund Covered Persons" means officers of the Fund as well as those employees of the Fund's investment adviser and sub-adviser that provide services on behalf of those entities to the Fund; and "Vendor Covered Persons" means those employees of the Fund's custodian, administrator, transfer agent, auction agent and other third-party agents that, pursuant to agreements with the Fund, provide services to or on behalf of the Fund.

                                Exhibit 2 -- B
subject of the allegation and who may have appropriate expertise to assist the Audit Committee. The Audit Committee shall determine whether the Audit Committee or management should investigate the Report, taking into account the considerations set forth in Section C below.

            (a) If the Audit Committee determines that management should investigate the Report, the Audit Committee shall notify the Fund's Chief Legal Officer in writing of that conclusion. Management shall thereafter promptly investigate the Report and shall report the results of its investigation, in writing, to the Audit Committee. Management shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

            (b) If the Audit Committee determines that it should investigate the Report, the Audit Committee shall promptly determine what professional assistance, if any, it needs in order to conduct the investigation. The Audit Committee shall be free in its discretion to engage outside auditors, counsel or other experts to assist in the investigation and in the analysis of results.

C.    Considerations  Relative  To  Whether  the  Audit Committee or Management
      -------------------------------------------------------------------------
      Should Investigate a Report
      ---------------------------

            In determining whether management or the Audit Committee should investigate a Report, the Audit Committee shall consider, among any other factors that are appropriate under the circumstances, the following:

      1. Who is the alleged wrongdoer? If an executive officer, senior financial officer or other high management official is alleged to have engaged in wrongdoing, that factor alone may militate in favor of the Audit Committee conducting the investigation.

                                Exhibit 2--B

      2. How serious is the alleged wrongdoing? The more serious the alleged wrongdoing, the more appropriate that the Audit Committee should undertake the investigation. If the alleged wrongdoing would constitute a crime involving the integrity of the financial statements of the Fund, that factor alone may militate in favor of the Audit Committee conducting the investigation.

      3. How credible is the allegation of wrongdoing? The more credible the allegation, the more appropriate that the Audit Committee should undertake the investigation. In assessing credibility, the Audit Committee should consider all facts surrounding the allegation, including but not limited to whether similar allegations have been made in the press or by analysts.

D.    Protection of Whistleblowers
      ----------------------------

            Consistent with the policies of the Fund, the Audit Committee shall not retaliate, and shall not tolerate any retaliation by management or any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Allegation or Legal Allegation, reports a
Retaliatory Act or provides assistance to the Audit Committee, management or any other person or group, including any governmental, regulatory or law enforcement body, investigating a Report. The Audit Committee shall not, unless compelled by judicial or other legal process, reveal the identity of any person who makes an Accounting Allegation or Legal Allegation or reports a Retaliatory Act and who asks that his or her identity as the person who made such Report remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a Report anonymously.

                                Exhibit 2--B

E.    Records
      -------

            The Audit Committee shall retain for a period of seven  years   all
records relating to any Accounting Allegation or Legal Allegation or report of a Retaliatory Act and to the investigation of any such Report.

F.    Procedures for Making Complaints
      --------------------------------

            In addition to any other avenue available to a Covered Person, any Covered Person may report to the Audit Committee openly, confidentially or anonymously any Accounting Allegation or Legal Allegation or report of a Retaliatory Act. Accounting Allegations, Legal Allegations and reports of a Retaliatory Act can be made orally or in writing to the Chairman of the Audit Committee at (617) 627-3633. Such Reports can also be made directly to management openly, confidentially or anonymously by contacting the Fund's Chief Legal Officer in writing or in person at (212) 667-4395.



                                Exhibit 2--B

                                  EXHIBIT 3

                   ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

                        NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee (the "Committee") of Advantage Advisers Augusta Fund, L.L.C. (the "Fund") shall be composed solely of the members of the Board of Managers (the "Board") who are not "interested persons," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (the "Independent Managers"). The Board shall nominate the members of the Committee and shall designate the Chairman of the Committee. The Chairman shall preside at each meeting of the Committee.

RESPONSIBILITIES

The Committee shall review candidates for, and make nominations of, Independent Managers to the Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Manager, the Committee should consider among other factors it may deem relevant:

     o whether or not the person is an "interested person," as defined under the 1940 Act, of the Fund and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Manager of the Fund;

     o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Fund, the investment adviser of the Fund, Fund service providers or their affiliates;

     o  whether  or  not  the  person  serves on boards  of,  or  is  otherwise
        affiliated with, competing financial service  organizations  or   their
        related investment company complexes;

     o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Manager of the Fund;

     o the contribution which the person can make to the Board and the Fund, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

     o  the character and integrity of the person.

While the Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Committee shall accept nominations for the office of Manager made by members of the Fund ("Members") as it deems

                                  Exhibit 3
appropriate. Members who wish to recommend a nominee should send nominations to the Chairman of the Committee which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After  a determination by the Committee that a person should  be  selected  and
nominated   as  a  Manager  of  the  Fund,  the  Committee  shall  present  its recommendation to the full Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.



                                  Exhibit 3

                     ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF MANAGERS FOR
                 SPECIAL MEETING OF MEMBERS ON NOVEMBER__, 2004

     The undersigned hereby appoints Judith Gross and Barbara Pires, jointly and severally, as proxies ("Proxies"), with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Advantage Advisers Augusta Fund, L.L.C. (the "Fund") held of record by the undersigned on September 30, 2004 at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 on November__, 2004 at [11:00 a.m.] (Eastern Standard time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated October [ ], 2004.

The Board of Managers recommends a vote "FOR" Proposals 1 and 2.

Instructions: Check one of the boxes for each Proposal.

--------------------------------------------------------------------------------------------------------------------------
Proposal 1:                                 FOR                         AGAINST                       ABSTAIN
Approval of Investment                      |_|                           |_|                            |_|
Advisory Agreement

--------------------------------------------------------------------------------------------------------------------------
Proposal 2:                   o        Mark "FOR" if you wish to vote for all nominees.

Election of Managers          o        Mark "WITHHOLD AUTHORITY" if you wish to withhold authority for all nominees.

                              o        Mark "FOR ALL EXCEPT" below and write on the lines below the number(s) of the individual nominee(s) for whom you wish to withhold authority.


                                            FOR                    WITHHOLD AUTHORITY             FOR ALL EXCEPT*
                                            |_|                           |_|                            |_|

Nominees:                     01 - Lawrence K. Becker             02 - Sol Gittleman
                              03 - Luis F. Rubio                  04 - Janet L. Schinderman

                              ---------------------------------------------

                              ---------------------------------------------
* List Exceptions, if any:
                              ---------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                     ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

                        4 EASY WAYS TO VOTE YOUR BALLOT:

        (1) VIA THE INTERNET, (2) BY TELEPHONE, (3) BY FAX or (4) BY MAIL


           Voting on the Internet                                            Voting By Phone
o Read the Proxy Statement and have this card at            o Read the Proxy Statement and have this card at
  hand                                                        hand

o Log on to https://www.proxyvotenow.com/AUG                o Call toll-free at 1-866-239-6561

o Enter the control number shown on this proxy              o Enter the control number shown on this proxy card
  card and follow the on-screen instructions                  and follow the recorded instructions

o Do not return this paper ballot                           o Do not return this paper ballot


                Voting By Fax                                        Voting By Mail

o Mark your voting preferences, sign and date this          o Read the Proxy Statement
  proxy card
                                                            o Check the appropriate boxes on this proxy card

o Fax BOTH SIDES of your completed proxy card to            o Sign and date this proxy card
  212-206-8206
                                                            o Mail your completed proxy card in the enclosed
                                                              envelope
o Do not return this paper ballot
                                                            o Envelopes must be postmarked by November __, 2004


      DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET, TELEPHONE OR FAX


     PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENVELOPE OR BY FAX TO 212-206-8206.



     If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed on the reverse side. If no directions are given, this proxy will be voted "FOR" each of the matters set forth on the reverse side, in accordance with the Managers' recommendations, and at the discretion of the Proxies on other matters that may properly come before the meeting.

     Please date and sign below exactly as name appears on this proxy card. Individuals, joint tenants and IRA investors, please sign exactly as name appears on this proxy card. With respect to entity investors, each person required to sign under the investor's governing documents must sign. Executors, administrators, trustees, etc. should give full title. If more than one authorized signatory is required, each signatory should sign. If interests in the Fund are held jointly, each holder should sign.

--------------------------------------------------------------  --------------------------------------------------------


--------------------------------------------------------        -------------------------------------------------------
Signatory                  (Please sign)                        Additional Signatory       (Please sign, if applicable)

Name:                                                           Name:
Title:                                                          Title:

--------------------------------------------------------------  --------------------------------------------------------

                           Date:_____________                                           Date:_____________